Day Hagan Smart Value Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

April 22, 2022

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2021, as supplemented April 1, 2022, and should be read in conjunction with such SAI.

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Effective April 6, 2022, Stephen P. Lachenauer was appointed as a member of the Board of Trustees of the Trust (“Board”), and a member of the Audit Committee, Risk and Compliance Committee and the Nominating Committee of the Board, to serve until his successor is elected and qualified. Mr. Lachenauer also serves on the Special Committee of the Board. In addition, effective April 18, 2022, Aaron Smith is no longer an Assistant Treasurer of the Trust. Accordingly, all references to the members of the Board and any of the aforementioned committees are supplemented to include Mr. Lachenauer and all references to Mr. Smith are deleted.

The following information is added to the table under the section of the Fund’s SAI entitled “Trustees and Officers - Independent Trustees”:

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	54	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

The following information is added under the section of the Fund’s SAI entitled “Trustees and Officers - Background and Qualifications of the Trustees”:

Mr. Lachenauer has been an attorney in private practice for over fifteen years, providing advice and counsel to small businesses and individuals on real estate, commercial contracts, general business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies in the Fund Complex.

The following information is added to the table under the section of the Fund’s SAI entitled “Trustees and Officers - Share Ownership in the Funds”:

Fund Shares Owned by Trustees as of December 31, 2021

Name of Trustee	Dollar Range of Equity Securities in the Smart Value Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust
Mr. Lachenauer	None	None

The following information is added to the table under the section of the Fund’s SAI entitled “Trustees and Officers - Compensation of the Board of Trustees”:

Compensation Table
Name of Person, Position(s)	Mr. Lachenauer
Aggregate Compensation from the Smart Value Fund	$0
Total Compensation from Fund and Fund Complex*	$70,300

* The ‘Fund Complex’ includes the Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated November 1, 2021, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-329-4246 (877-DAY-HAGN) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.